Exhibit 99.2

Platinum Underwriters Holdings, Ltd.

Financial Supplement
June 30, 2014

(UNAUDITED)

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum
Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K.

Waterloo House
100 Pitts Bay Road
Pembroke, HM 08
Bermuda

Kenneth A. Kurtzman – Investor Relations
Tel: (203) 252-5833
Email: kkurtzman@platinumre.com
Website: www.platinumre.com

Platinum Underwriters Holdings, Ltd.

Basis of Presentation and Non-GAAP Financial Measures:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2013. Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including operating income or loss (page 11), book value per common share and fully converted book value per common share (page 13) and underwriting income or loss and related underwriting ratios (pages 14-18), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements. The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved. Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our estimated liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P financial strength ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; the availability and cost of collateral arrangements in order to provide reinsurance; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry, including the effect of new entrants to the industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of retrocessional reinsurance on acceptable terms; foreign currency exchange rate fluctuations; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the effect of technology breaches or failures on our business; the performance of our investment portfolio; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect of income, premium or other taxes on Platinum Underwriters Holdings, Ltd. or its subsidiaries by other jurisdictions; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010; the non-compliance with laws, regulations and taxation on transactions with international counter-parties; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares. As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us. The foregoing factors should not be construed as exhaustive. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events. For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2013.

Platinum Underwriters Holdings, Ltd.

Platinum Underwriters Holdings, Ltd.
Financial Highlights
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Highlights
Net premiums written	$120,337	$146,370	$256,114	$281,135
Net premiums earned	124,825	142,933	251,098	269,786
Underwriting income (1)	32,144	36,542	91,517	105,790
Net investment income	17,645	17,808	35,337	36,352
Net operating income (2)	36,956	40,665	101,075	115,577
Net realized gains (losses) on investments	(596)	11,686	(1,111)	25,004
Net impairment losses on investments	(136)	(1,516)	(224)	(1,937)
Net income	$36,180	$49,854	$99,915	$136,370

Total assets	$3,824,716	$4,047,902	$3,824,716	$4,047,902
Investments and cash and cash equivalents	3,429,292	3,607,807	3,429,292	3,607,807
Total shareholders' equity	1,777,869	1,746,546	1,777,869	1,746,546
Unpaid losses and loss adjustment expenses	$1,560,517	$1,793,087	$1,560,517	$1,793,087

Per share data
Common shares outstanding - end of period	26,385	29,268	26,385	29,268
Weighted average common shares outstanding - basic	26,577	30,571	27,167	31,467
Adjusted weighted average common shares outstanding - diluted	26,928	30,970	27,516	31,904
Basic earnings per common share	$1.36	$1.63	$3.68	$4.32
Diluted earnings per common share	1.34	1.61	3.63	4.26
Operating income per common share - diluted (2)	1.37	1.32	3.67	3.62
Dividends per common share	0.08	0.08	0.16	0.16
Book value per common share (3)	67.38	59.67	67.38	59.67
Fully converted book value per common share (3)	$65.82	$58.28	$65.82	$58.28

(1)	See reconciliation of underwriting income on pages 14-18.
(2)	See computation of net operating income and net operating income per diluted common share on page 11.
(3)	See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Assets
Investments:
Fixed maturity securities	$2,025,418	$1,986,320	$1,961,265	$1,937,984	$1,920,710
Short-term investments	42,144	53,469	66,679	73,635	77,636
Cash and cash equivalents	1,361,730	1,412,970	1,464,418	1,565,405	1,609,461
Accrued investment income	20,593	22,112	20,026	20,451	19,805
Reinsurance premiums receivable	134,391	142,643	138,454	133,769	133,360
Reinsurance balances (prepaid and recoverable)	4,438	2,687	2,089	8,645	5,464
Funds held by ceding companies	88,091	117,428	119,241	118,983	119,445
Deferred acquisition costs	33,019	33,213	31,103	32,378	30,173
Reinsurance deposit assets	82,164	81,004	79,303	78,179	76,948
Other assets	32,728	33,505	41,307	39,830	54,900
Total assets	$3,824,716	$3,885,351	$3,923,885	$4,009,259	$4,047,902

Liabilities
Unpaid losses and loss adjustment expenses	$1,560,517	$1,604,762	$1,671,365	$1,758,056	$1,793,087
Unearned premiums	133,244	136,272	126,300	130,488	123,590
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	51,497	79,748	78,791	75,018	72,994
Other liabilities	51,589	54,626	50,722	96,767	61,685
Total liabilities	$2,046,847	$2,125,408	$2,177,178	$2,310,329	$2,301,356

Shareholders' Equity
Common shares	$264	$269	$281	$279	$293
Additional paid-in capital	-	-	10,711	-	3,817
Accumulated other comprehensive income	91,351	74,559	48,084	57,390	64,367
Retained earnings	1,686,254	1,685,115	1,687,631	1,641,261	1,678,069
Total shareholders' equity	$1,777,869	$1,759,943	$1,746,707	$1,698,930	$1,746,546

Total liabilities and shareholders' equity	$3,824,716	$3,885,351	$3,923,885	$4,009,259	$4,047,902

Book value per common share (1)	$67.38	$65.35	$62.07	$60.87	$59.67
Fully converted book value per common share (1)	$65.82	$63.87	$60.64	$59.26	$58.28

(1)
Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G. See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Revenue
Net premiums earned	$124,825	$142,933	$251,098	$269,786
Net investment income	17,645	17,808	35,337	36,352
Net realized gains (losses) on investments	(596)	11,686	(1,111)	25,004
Net impairment losses on investments	(136)	(1,516)	(224)	(1,937)
Other income (expense)	1,194	(315)	2,711	1,077
Total revenue	142,932	170,596	287,811	330,282

Expenses
Net losses and loss adjustment expenses	50,865	62,667	77,374	76,665
Net acquisition expenses	27,848	30,313	55,349	60,532
Operating expenses	21,434	19,718	39,717	39,023
Net foreign currency exchange losses (gains)	34	(859)	(153)	(1,079)
Interest expense	4,788	4,780	9,574	9,559
Total expenses	104,969	116,619	181,861	184,700
Income before income taxes	37,963	53,977	105,950	145,582
Income tax expense	1,783	4,123	6,035	9,212
Net income	$36,180	$49,854	$99,915	$136,370

Earnings Per Common Share
Weighted average common shares outstanding	26,577	30,571	27,167	31,467
Basic earnings per common share	$1.36	$1.63	$3.68	$4.32

Adjusted weighted average common shares outstanding	26,928	30,970	27,516	31,904
Diluted earnings per common share	$1.34	$1.61	$3.63	$4.26

Comprehensive income (loss)
Net income	$36,180	$49,854	$99,915	$136,370
Other comprehensive income (loss)	16,792	(66,736)	43,267	(73,323)
Comprehensive income (loss)	$52,972	$(16,882)	$143,182	$63,047

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Revenue
Net premiums earned	$124,825	$126,273	$148,267	$135,360	$142,933
Net investment income	17,645	17,692	17,936	17,758	17,808
Net realized gains (losses) on investments	(596)	(515)	(778)	(306)	11,686
Net impairment losses on investments	(136)	(88)	(31)	(65)	(1,516)
Other income (expense)	1,194	1,517	974	1,426	(315)
Total revenue	142,932	144,879	166,368	154,173	170,596

Expenses
Net losses and loss adjustment expenses	50,865	26,509	46,639	44,142	62,667
Net acquisition expenses	27,848	27,501	32,560	30,675	30,313
Operating expenses	21,434	18,283	23,019	20,672	19,718
Net foreign currency exchange losses (gains)	34	(187)	358	487	(859)
Interest expense	4,788	4,786	4,784	4,782	4,780
Total expenses	104,969	76,892	107,360	100,758	116,619
Income before income taxes	37,963	67,987	59,008	53,415	53,977
Income tax expense	1,783	4,252	10,385	15,130	4,123
Net income	$36,180	$63,735	$48,623	$38,285	$49,854

Earnings Per Common Share
Weighted average common shares outstanding	26,577	27,765	28,097	28,655	30,571
Basic earnings per common share	$1.36	$2.30	$1.73	$1.34	$1.63

Adjusted weighted average common shares outstanding	26,928	28,109	28,492	29,065	30,970
Diluted earnings per common share	$1.34	$2.27	$1.71	$1.32	$1.61

Comprehensive income (loss)
Net income	$36,180	$63,735	$48,623	$38,285	$49,854
Other comprehensive income (loss)	16,792	26,475	(9,306)	(6,977)	(66,736)
Comprehensive income (loss)	$52,972	$90,210	$39,317	$31,308	$(16,882)

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Earnings
Basic and Diluted
Net income attributable to common shareholders	$36,180	$49,854	$99,915	$136,370
Portion allocated to participating common shareholders (1)	-	(113)	-	(304)
Net income allocated to common shareholders	$36,180	$49,741	$99,915	$136,066

Common Shares
Basic
Weighted average common shares outstanding	26,577	30,571	27,167	31,467
Diluted
Weighted average common shares outstanding	26,577	30,571	27,167	31,467
Effect of dilutive securities:
Common share options	55	155	53	191
Restricted share units	296	244	296	246
Adjusted weighted average common shares outstanding	26,928	30,970	27,516	31,904

Earnings Per Common Share
Basic earnings per common share	$1.36	$1.63	$3.68	$4.32
Diluted earnings per common share	$1.34	$1.61	$3.63	$4.26

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Earnings
Basic and Diluted
Net income attributable to common shareholders	$36,180	$63,735	$48,623	$38,285	$49,854
Portion allocated to participating common shareholders (1)	-	-	-	(26)	(113)
Net income allocated to common shareholders	$36,180	$63,735	$48,623	$38,259	$49,741

Common Shares
Basic
Weighted average common shares outstanding	26,577	27,765	28,097	28,655	30,571
Diluted
Weighted average common shares outstanding	26,577	27,765	28,097	28,655	30,571
Effect of dilutive securities:
Common share options	55	51	71	131	155
Restricted share units	296	293	324	279	244
Adjusted weighted average common shares outstanding	26,928	28,109	28,492	29,065	30,970

Earnings Per Common Share
Basic earnings per common share	$1.36	$2.30	$1.73	$1.34	$1.63
Diluted earnings per common share	$1.34	$2.27	$1.71	$1.32	$1.61

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net cash provided by (used in) operating activities	$(4,847)	$(36,555)	$1,419	$(49,113)

Net cash provided by (used in) investing activities	(10,097)	18,716	8,123	165,450

Net cash provided by (used in) financing activities	(37,117)	(151,496)	(114,834)	(215,010)

Effect of foreign currency exchange rate changes	821	(7,450)	2,604	(12,261)

Net increase (decrease) in cash and cash equivalents	$(51,240)	$(176,785)	$(102,688)	$(110,934)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Net cash provided by (used in) operating activities	$(4,847)	$6,266	$(42,464)	$35,015	$(36,555)

Net cash provided by (used in) investing activities	(10,097)	18,220	(62,878)	(4,036)	18,716

Net cash provided by (used in) financing activities	(37,117)	(77,717)	6,209	(79,551)	(151,496)

Effect of foreign currency exchange rate changes	821	1,783	(1,854)	4,516	(7,450)

Net increase (decrease) in cash and cash equivalents	$(51,240)	$(51,448)	$(100,987)	$(44,056)	$(176,785)

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income Per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net income attributable to common shareholders	$36,180	$49,854	$99,915	$136,370
Portion allocated to participating common shareholders (1)	-	(113)	-	(304)
Net income allocated to common shareholders	$36,180	$49,741	$99,915	$136,066

Adjustments for:
Net realized (gains) losses on investments, net of tax	$596	$(9,706)	$1,111	$(21,329)
Net impairment losses on investments, net of tax	136	1,516	224	1,904
Net foreign currency exchange losses (gains), net of tax	44	(886)	(175)	(1,064)
Net operating income (2)	$36,956	$40,665	$101,075	$115,577

Per diluted common share:
Net income	$1.34	$1.61	$3.63	$4.26
Adjustments for:
Net realized (gains) losses on investments	0.02	(0.31)	0.04	(0.67)
Net impairment losses on investments	0.01	0.05	0.01	0.06
Net foreign currency exchange losses (gains)	-	(0.03)	(0.01)	(0.03)
Net operating income per diluted common share (3)	$1.37	$1.32	$3.67	$3.62

Adjusted weighted average common shares outstanding - diluted	26,928	30,970	27,516	31,904

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

(2)
Net operating income is a non-GAAP financial measure as defined by Regulation G and represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign currency exchange gains and losses.

(3)	Net operating income per diluted common share is also a non-GAAP financial measure and is calculated by dividing net operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Key Ratios
Combined ratio (%)	74.2%	53.0%	63.5%	65.5%	74.4%
Investable assets to shareholders' equity ratio	1.9:1	2.0:1	2.0:1	2.1:1	2.1:1
Debt to total capital (%)	12.3%	12.4%	12.5%	12.8%	12.5%
Net premiums written (annualized) to shareholders' equity	0.27	0.31	0.34	0.32	0.34

Share Data
Book value per common share (1)	$67.38	$65.35	$62.07	$60.87	$59.67
Common shares outstanding (000's)	26,385	26,933	28,143	27,910	29,268

Market Price Per Common Share
High	$66.43	$61.05	$63.60	$61.06	$59.50
Low	58.91	55.03	57.84	56.63	54.06
Close	$64.85	$60.10	$61.28	$59.73	$57.22

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A-
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	125	124	124	123	124

(1)	See computation of book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Book Value and Fully Converted Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Market price per share at period end	$64.85	$60.10	$61.28	$59.73	$57.22

Shareholders' equity	$1,777,869	$1,759,943	$1,746,707	$1,698,930	$1,746,546
Add: Proceeds from exercise of share options	4,994	4,994	4,994	13,225	13,539
Shareholders' equity - diluted	$1,782,863	$1,764,937	$1,751,701	$1,712,155	$1,760,085

Basic common shares outstanding	26,385	26,933	28,143	27,910	29,268
Add: Common share options (1)	148	148	148	388	397
Add: Restricted share units	554	553	598	596	535
Diluted common shares outstanding	27,087	27,634	28,889	28,894	30,200

Book value per common share (2)
Book value per common share	$67.38	$65.35	$62.07	$60.87	$59.67
Fully converted book value per common share	$65.82	$63.87	$60.64	$59.26	$58.28

(1)	Options with an exercise price below the market price per share at period end.
(2)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2014				Three Months Ended June 30, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$58,518	$54,806	$7,013	$120,337	$57,350	$79,711	$9,309	$146,370
Net premiums earned	55,528	61,555	7,742	124,825	58,832	75,629	8,472	142,933
Net losses and loss adjustment expenses	31,400	15,261	4,204	50,865	21,292	35,358	6,017	62,667
Net acquisition expenses	10,229	15,636	1,983	27,848	9,698	18,068	2,547	30,313
Other underwriting expenses	8,085	5,537	346	13,968	7,414	5,670	327	13,411
Segment underwriting income (loss)*	$5,814	$25,121	$1,209	32,144	$20,428	$16,533	$(419)	36,542

Net investment income				17,645				17,808
Net realized gains (losses) on investments				(596)				11,686
Net impairment losses on investments				(136)				(1,516)
Other income (expense)				1,194				(315)
Corporate expenses not allocated to segments				(7,466)				(6,307)
Net foreign currency exchange (losses) gains				(34)				859
Interest expense				(4,788)				(4,780)
Income before income taxes				$37,963				$53,977

Underwriting ratios:*
Net loss and loss adjustment expense	56.5%	24.8%	54.3%	40.7%	36.2%	46.8%	71.0%	43.8%
Net acquisition expense	18.4%	25.4%	25.6%	22.3%	16.5%	23.9%	30.1%	21.2%
Other underwriting expense	14.6%	9.0%	4.5%	11.2%	12.6%	7.5%	3.9%	9.4%
Combined	89.5%	59.2%	84.4%	74.2%	65.3%	78.2%	105.0%	74.4%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	56.5%	24.8%	54.3%	40.7%	36.2%	46.8%	71.0%	43.8%
Net acquisition expense	20.9%	24.7%	27.2%	23.0%	17.3%	23.9%	28.7%	21.7%
Other underwriting expense	13.8%	10.1%	4.9%	11.6%	12.9%	7.1%	3.5%	9.2%
Combined	91.2%	59.6%	86.4%	75.3%	66.4%	77.8%	103.2%	74.7%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2014				Six Months Ended June 30, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$116,263	$126,480	$13,371	$256,114	$116,777	$150,555	$13,803	$281,135
Net premiums earned	108,720	127,272	15,106	251,098	110,684	146,424	12,678	269,786
Net losses and loss adjustment expenses	37,010	30,221	10,143	77,374	7,087	65,001	4,577	76,665
Net acquisition expenses	20,272	31,278	3,799	55,349	17,925	34,317	8,290	60,532
Other underwriting expenses	15,455	10,765	638	26,858	14,746	11,393	660	26,799
Segment underwriting income (loss)*	$35,983	$55,008	$526	91,517	$70,926	$35,713	$(849)	105,790

Net investment income				35,337				36,352
Net realized gains (losses) on investments				(1,111)				25,004
Net impairment losses on investments				(224)				(1,937)
Other income (expense)				2,711				1,077
Corporate expenses not allocated to segments				(12,859)				(12,224)
Net foreign currency exchange (losses) gains				153				1,079
Interest expense				(9,574)				(9,559)
Income before income taxes				$105,950				$145,582

Underwriting ratios:*
Net loss and loss adjustment expense	34.0%	23.7%	67.1%	30.8%	6.4%	44.4%	36.1%	28.4%
Net acquisition expense	18.6%	24.6%	25.1%	22.0%	16.2%	23.4%	65.4%	22.4%
Other underwriting expense	14.2%	8.5%	4.2%	10.7%	13.3%	7.8%	5.2%	9.9%
Combined	66.8%	56.8%	96.4%	63.5%	35.9%	75.6%	106.7%	60.7%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	34.0%	23.7%	67.1%	30.8%	6.4%	44.4%	36.1%	28.4%
Net acquisition expense	19.7%	24.3%	27.0%	22.3%	16.3%	23.4%	60.9%	22.3%
Other underwriting expense	13.3%	8.5%	4.8%	10.5%	12.6%	7.6%	4.8%	9.5%
Combined	67.0%	56.5%	98.9%	63.6%	35.3%	75.4%	101.8%	60.2%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Net premiums written	$58,518	$57,745	$53,561	$59,169	$57,350
Net premiums earned	55,528	53,192	56,199	55,127	58,832
Net losses and loss adjustment expenses	31,400	5,610	(1,005)	28,339	21,292
Net acquisition expenses	10,229	10,043	10,718	9,699	9,698
Other underwriting expenses	8,085	7,370	8,405	7,747	7,414
Segment underwriting income*	$5,814	$30,169	$38,081	$9,342	$20,428

Underwriting ratios:*
Net loss and loss adjustment expense	56.5%	10.5%	(1.8%)	51.4%	36.2%
Net acquisition expense	18.4%	18.9%	19.1%	17.6%	16.5%
Other underwriting expense	14.6%	13.9%	15.0%	14.1%	12.6%
Combined	89.5%	43.3%	32.3%	83.1%	65.3%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	56.5%	10.5%	(1.8%)	51.4%	36.2%
Net acquisition expense	20.9%	18.5%	16.8%	20.6%	17.3%
Other underwriting expense	13.8%	12.8%	15.7%	13.1%	12.9%
Combined	91.2%	41.8%	30.7%	85.1%	66.4%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Net premiums written	$54,806	$71,674	$75,121	$69,992	$79,711
Net premiums earned	61,555	65,717	78,921	72,543	75,629
Net losses and loss adjustment expenses	15,261	14,960	40,645	10,242	35,358
Net acquisition expenses	15,636	15,642	18,264	19,067	18,068
Other underwriting expenses	5,537	5,228	6,029	5,727	5,670
Segment underwriting income*	$25,121	$29,887	$13,983	$37,507	$16,533

Underwriting ratios:*
Net loss and loss adjustment expense	24.8%	22.8%	51.5%	14.1%	46.8%
Net acquisition expense	25.4%	23.8%	23.1%	26.3%	23.9%
Other underwriting expense	9.0%	8.0%	7.6%	7.9%	7.5%
Combined	59.2%	54.6%	82.2%	48.3%	78.2%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	24.8%	22.8%	51.5%	14.1%	46.8%
Net acquisition expense	24.7%	24.0%	23.1%	26.5%	23.9%
Other underwriting expense	10.1%	7.3%	8.0%	8.2%	7.1%
Combined	59.6%	54.1%	82.6%	48.8%	77.8%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Net premiums written	$7,013	$6,358	$19,406	$8,737	$9,309
Net premiums earned	7,742	7,364	13,147	7,690	8,472
Net losses and loss adjustment expenses	4,204	5,939	6,999	5,561	6,017
Net acquisition expenses	1,983	1,816	3,578	1,909	2,547
Other underwriting expenses	346	292	437	342	327
Segment underwriting income (loss)*	$1,209	$(683)	$2,133	$(122)	$(419)

Underwriting ratios:*
Net loss and loss adjustment expense	54.3%	80.6%	53.2%	72.3%	71.0%
Net acquisition expense	25.6%	24.7%	27.2%	24.8%	30.1%
Other underwriting expense	4.5%	4.0%	3.3%	4.4%	3.9%
Combined	84.4%	109.3%	83.7%	101.5%	105.0%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	54.3%	80.6%	53.2%	72.3%	71.0%
Net acquisition expense	27.2%	26.8%	25.1%	23.4%	28.7%
Other underwriting expense	4.9%	4.6%	2.3%	3.9%	3.5%
Combined	86.4%	112.0%	80.6%	99.6%	103.2%

* Segment underwriting income or loss and related underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Property and Marine
Excess-of-Loss	$38,183	$44,375	$79,265	$92,458
Proportional	20,335	12,975	36,998	24,319
Subtotal Property and Marine	58,518	57,350	116,263	116,777
Casualty
Excess-of-Loss	41,476	62,909	100,806	118,265
Proportional	13,330	16,802	25,674	32,290
Subtotal Casualty	54,806	79,711	126,480	150,555
Finite Risk
Excess-of-Loss	-	-	(7)	-
Proportional	7,013	9,309	13,378	13,803
Subtotal Finite Risk	7,013	9,309	13,371	13,803
Combined Segments
Excess-of-Loss	79,659	107,284	180,064	210,723
Proportional	40,678	39,086	76,050	70,412
Total	$120,337	$146,370	$256,114	$281,135

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Property and Marine
United States	$42,077	$35,754	$76,347	$67,859
International	16,441	21,596	39,916	48,918
Subtotal Property and Marine	58,518	57,350	116,263	116,777
Casualty
United States	44,603	69,374	108,619	134,166
International	10,203	10,337	17,861	16,389
Subtotal Casualty	54,806	79,711	126,480	150,555
Finite Risk
United States	7,013	9,309	13,371	13,803
International	-	-	-	-
Subtotal Finite Risk	7,013	9,309	13,371	13,803
Combined Segments
United States	93,693	114,437	198,337	215,828
International	26,644	31,933	57,777	65,307
Total	$120,337	$146,370	$256,114	$281,135

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2014			Three Months Ended June 30, 2013
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$13,948	$13,948	$8,531	$5,157	$5,157	$4,367
North American Property Catastrophe	20,119	19,456	17,637	19,381	18,651	19,466
North American Property Risk	6,226	6,226	6,854	8,659	8,659	8,744
Other Property, including Crop	3,930	3,419	3,826	4,847	4,086	4,662
Marine / Aviation Proportional	1,554	1,554	1,932	2,303	2,303	1,962
Marine / Aviation Excess	565	565	617	(376)	(376)	(321)
International Property Proportional	3,727	3,727	3,807	4,377	4,377	4,036
International Property Catastrophe	8,075	8,075	10,533	12,864	12,864	14,134
International Property Risk	1,548	1,548	1,791	1,629	1,629	1,782
Subtotal	59,692	58,518	55,528	58,841	57,350	58,832

Casualty
1st Dollar GL	697	697	1,106	2,145	2,145	2,002
1st Dollar Other	3,284	3,284	3,453	3,506	3,506	3,542
Casualty Excess	26,695	26,695	34,051	47,119	47,119	46,704
Accident & Health	12,829	11,457	12,948	13,447	13,330	13,896
Clash	1,567	1,567	1,642	1,741	1,741	1,814
International Casualty	7,778	7,778	4,361	7,398	7,398	3,142
International Motor	430	430	503	353	353	467
Financial Lines	2,898	2,898	3,491	4,119	4,119	4,062
Subtotal	56,178	54,806	61,555	79,828	79,711	75,629

Finite Risk
Finite Property	-	-	-	-	-	-
Finite Casualty	7,013	7,013	7,742	9,309	9,309	8,472
Subtotal	7,013	7,013	7,742	9,309	9,309	8,472

Total	$122,883	$120,337	$124,825	$147,978	$146,370	$142,933

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$23,561	$23,561	$17,484	$9,395	$9,395	$8,701
North American Property Catastrophe	37,290	36,627	34,458	37,515	36,785	37,606
North American Property Risk	13,092	13,092	13,801	16,179	16,129	16,102
Other Property, including Crop	5,664	5,153	5,600	7,953	7,192	7,689
Marine / Aviation Proportional	3,682	3,682	4,389	4,226	4,226	3,144
Marine / Aviation Excess	1,486	1,486	1,482	157	157	236
International Property Proportional	8,062	8,062	8,066	8,679	8,679	8,098
International Property Catastrophe	22,656	21,132	19,884	30,016	30,016	24,919
International Property Risk	3,468	3,468	3,556	4,198	4,198	4,189
Subtotal	118,961	116,263	108,720	118,318	116,777	110,684

Casualty
1st Dollar GL	986	986	2,330	3,864	3,864	3,840
1st Dollar Other	4,891	4,891	5,475	7,819	7,819	7,614
Casualty Excess	69,056	69,056	71,133	89,527	89,527	89,588
Accident & Health	30,676	28,326	26,501	27,112	26,586	26,662
Clash	3,210	3,210	3,260	3,703	3,703	3,636
International Casualty	12,945	12,945	10,667	10,190	10,190	6,031
International Motor	950	950	949	1,009	1,009	1,006
Financial Lines	6,116	6,116	6,957	7,857	7,857	8,047
Subtotal	128,830	126,480	127,272	151,081	150,555	146,424

Finite Risk
Finite Property	(7)	(7)	(7)	-	-	-
Finite Casualty	13,378	13,378	15,113	13,803	13,803	12,678
Subtotal	13,371	13,371	15,106	13,803	13,803	12,678

Total	$261,162	$256,114	$251,098	$283,202	$281,135	$269,786

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	June 30, 2014			December 31, 2013
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield
Fixed maturity available-for-sale securities:
U.S. Government	$49,604	0.4%	0.2%	$4,765	2.8%	0.3%
U.S. Government agencies	91,053	2.8%	2.6%	51,122	2.7%	3.0%
Municipal bonds	1,270,057	3.8%	2.2%	1,269,247	3.8%	2.7%
Non-U.S. governments	40,517	1.2%	0.5%	40,514	1.2%	0.6%
Corporate bonds	227,718	4.2%	3.1%	227,235	4.3%	3.7%
Commercial mortgage-backed securities	69,667	6.1%	2.2%	77,491	5.7%	2.3%
Residential mortgage-backed securities	155,072	1.4%	1.2%	169,965	1.5%	1.3%
Asset-backed securities	18,229	5.0%	2.8%	17,531	4.9%	2.4%
Total fixed maturity available-for-sale securities	$1,921,917	3.5%	2.2%	$1,857,870	3.6%	2.6%

Fixed maturity trading securities:
Non-U.S. governments	$103,501	3.5%	0.5%	$103,395	3.5%	0.6%
Total fixed maturity trading securities	$103,501	3.5%	0.5%	$103,395	3.5%	0.6%

Short-term investments	$42,144	2.8%	2.8%	$66,679	2.4%	2.4%

	June 30, 2014			December 31, 2013
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$638,274	30.9%		$628,265	31.0%
Aa	945,969	45.7%		806,282	39.8%
A	255,971	12.4%		359,803	17.7%
Baa	192,567	9.3%		200,437	9.9%
Below investment grade	34,781	1.7%		33,157	1.6%
Total	$2,067,562	100.0%		$2,027,944	100.0%

Portfolio information**
Investable Assets	$3.5 billion			$3.5 billion
Credit Quality	Aa2			Aa2
Book Yield	2.1%			2.1%
Duration	2.6 yrs			2.6 yrs

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of June 30, 2014, there were approximately $13.1 million and $4.6 million of municipal bonds for which ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	June 30, 2014
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$49,604	$172	Aaa	1.2
U.S. Government agencies	91,053	1,516	Aaa	6.0
Municipal bonds:
State general obligation bonds	895,124	62,284	Aa2	5.6
Essential service bonds*	184,636	10,405	A1	3.8
State income tax and sales tax bonds	71,048	6,537	Aa2	6.3
Other municipal bonds	65,068	2,920	Aa2	4.6
Pre-refunded bonds	54,181	2,597	Aa2	1.5
Subtotal	1,270,057	84,743	Aa2	5.1
Non-U.S. governments	40,517	540	Aa1	1.0
Corporate bonds:
Industrial	147,210	6,868	Baa2	5.3
Utilities	58,187	2,525	A3	6.0
Insurance	22,321	2,374	Baa2	6.1
Subtotal	227,718	11,767	Baa1	5.6
Commercial mortgage-backed securities	69,667	4,409	A1	1.8	1.9
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	139,089	857	Aaa	1.1	5.7
Non-agency residential mortgage-backed securities	15,983	422	Caa2	1.1	6.6
Subtotal	155,072	1,279	Aa2	1.1	5.8
Asset-backed securities:
Asset-backed securities	13,429	(171)	Aaa	-	4.9
Sub-prime asset-backed securities	4,800	2,216	C	-	10.3
Subtotal	18,229	2,045	A2	-	6.3
Total	$1,921,917	$106,471	Aa3	4.6

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	June 30, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings
American Electric Power Company, Inc.	$12,500	$13,198	$711	A3
Mattel, Inc.	10,000	10,584	485	Baa1
Entergy Corporation	9,800	10,043	240	A3
FirstEnergy Corp.	7,000	7,729	730	Baa2
Loews Corporation	6,000	7,297	1,289	Baa2
Teck Resources Limited	6,750	6,949	228	Baa2
Newmont Mining Corporation	7,000	6,730	(227)	Baa2
Southern Company	6,625	6,625	8	A3
Anglo American plc	5,000	6,451	583	Baa2
ArcelorMittal	5,000	6,388	445	Ba1
Hess Corporation	5,000	6,289	613	Baa2
Northeast Utilities	5,700	5,995	123	A3
Southwestern Energy Company	5,300	5,608	296	Baa3
Grupo Mexico, S.A.B de C.V.	5,000	5,538	520	Baa2
Berkshire Hathaway Inc.	5,375	5,514	142	A1
Joy Global Inc.	5,000	5,462	435	Baa2
Noble Energy, Inc.	5,000	5,354	338	Baa2
Lowe’s Companies, Inc.	5,000	5,325	308	A3
Encana Corporation	5,000	5,271	264	Baa2
FMC Corporation	$5,000	$5,221	$229	Baa1

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	June 30, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$131,911	$147,703	$10,632	Aa2
Illinois	122,500	129,320	5,338	A3
Connecticut	99,620	109,250	8,442	Aa3
California	89,235	103,208	11,308	Aa3
Massachusetts	72,315	78,113	4,942	Aa2
Texas	66,275	73,610	5,725	Aaa
Maryland	46,180	53,684	2,384	Aaa
New Jersey	48,675	50,905	171	A2
New York	41,000	45,508	4,392	Aa2
Mississippi	$42,905	$45,061	$1,619	Aa2

	June 30, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Pennsylvania	$96,700	$109,376	$8,085	Aa2
State of Connecticut	99,620	109,250	8,442	Aa3
State of Illinois	102,000	107,629	4,252	A3
State of California	87,235	101,122	11,236	Aa3
State of Massachusetts	59,010	63,125	3,259	Aa1
State of Texas	50,145	56,355	4,494	Aaa
State of Maryland	38,180	45,465	2,182	Aaa
State of Mississippi	42,905	45,061	1,619	Aa2
State of Hawaii	35,000	40,815	5,706	Aa2
State of Arkansas	$30,000	$34,399	$1,479	Aa1

	June 30, 2014
	Fair Value	% of Total
Credit quality of municipal bond portfolio*
Aaa	$211,660	16.7%
Aa	841,544	66.3%
A	207,627	16.3%
Baa	8,176	0.6%
Below investment grade	1,050	0.1%
Total	$1,270,057	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of June 30, 2014, there were approximately $13.1 million and $4.6 million of municipal bonds for which ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$(596)	$6,030	$(1,111)	$14,504
Subsidiaries domiciled in the United States	-	5,656	-	10,500
Total	$(596)	$11,686	$(1,111)	$25,004

Net realized gains (losses) on investments by type:
Sale of securities	$56	$12,967	$56	$27,243
Fair value adjustments on trading securities	(652)	(1,281)	(1,167)	(2,239)
Total	$(596)	$11,686	$(1,111)	$25,004

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$136	$1,516	$224	$1,844
Subsidiaries domiciled in the United States	-	-	-	93
Total	$136	$1,516	$224	$1,937

Net impairment losses on investments by type of security:
Non-agency residential mortgage-backed securities	$135	$1,075	$223	$1,411
Sub-prime asset-backed securities	1	441	1	526
Total	$136	$1,516	$224	$1,937

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Six Months Ended June 30, 2014				Twelve Months Ended December 31, 2013
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$196,022	$7	$196,015	253.3%	$444,890	$(476)	$445,366	266.0%
Change in unpaid losses and loss adjustment expenses	(117,906)	735	(118,641)		(280,325)	(2,405)	(277,920)
Losses and loss adjustment expenses	$78,116	$742	$77,374		$164,565	$(2,881)	$167,446

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of June 30, 2014 (1)				As of December 31, 2013 (2)
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$648,265	$1,001	$647,264	41.5%	$683,430	$1,001	$682,429	40.9%
Incurred but not reported	912,252	927	911,325	58.5%	987,935	193	987,742	59.1%
Unpaid losses and loss adjustment expenses	$1,560,517	$1,928	$1,558,589	100.0%	$1,671,365	$1,194	$1,670,171	100.0%

(1)	Net unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate losses of $7,059 for the six months ended June 30, 2014.
(2)	Net unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate gains of $9,594 for the twelve months ended December 31, 2013.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended June 30, 2014				Three Months Ended June 30, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$(3,635)	$30,209	$1,490	$28,064	$1,981	$21,959	$1,081	$25,021
Net premium adjustments related to prior years' losses	(42)	5	-	(37)	(19)	(233)	-	(252)
Net commission adjustments related to prior years' losses	(175)	155	(446)	(466)	146	473	(837)	(218)
Net favorable (unfavorable) development	(3,852)	30,369	1,044	27,561	2,108	22,199	244	24,551

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	1,658	(3)	(172)	1,483	22,510	(3)	(500)	22,007
Net premium adjustments related to prior years' losses	(450)	-	-	(450)	(2,403)	-	-	(2,403)
Net commission adjustments related to prior years' losses	(1)	-	-	(1)	(8)	-	-	(8)
Net favorable (unfavorable) development	1,207	(3)	(172)	1,032	20,099	(3)	(500)	19,596

Total net favorable (unfavorable) development	$(2,645)	$30,366	$872	$28,593	$22,207	$22,196	$(256)	$44,147

	Six Months Ended June 30, 2014				Six Months Ended June 30, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$483	$62,812	$1,251	$64,546	$16,485	$45,542	$5,943	$67,970
Net premium adjustments related to prior years' losses	(32)	868	-	836	34	(109)	-	(75)
Net commission adjustments related to prior years' losses	(50)	274	(824)	(600)	316	1,146	(5,723)	(4,261)
Net favorable (unfavorable) development	401	63,954	427	64,782	16,835	46,579	220	63,634

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	11,404	(3)	(152)	11,249	39,599	26	(500)	39,125
Net premium adjustments related to prior years' losses	(462)	-	(7)	(469)	(4,083)	-	-	(4,083)
Net commission adjustments related to prior years' losses	(5)	-	-	(5)	(31)	-	-	(31)
Net favorable (unfavorable) development	10,937	(3)	(159)	10,775	35,485	26	(500)	35,011

Total net favorable (unfavorable) development	$11,338	$63,951	$268	$75,557	$52,320	$46,605	$(280)	$98,645

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of July 1, 2014
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane*	$102	$56	$202	$138	$249	$183
United States	Earthquake*	28	28	109	61	145	95
Pan-European	Windstorm	55	55	133	133	163	163
Japanese	Earthquake	9	9	146	146	177	177
Japanese	Typhoon*	15	15	66	50	76	60
Canadian	Earthquake*	$-	$-	$34	$34	$57	$52

*
The United States/Caribbean Hurricane, United States Earthquake, Japanese Typhoon and Canadian Earthquake net loss estimates above include the effects of a $50 million retrocessional cover purchased by the company effective July 1, 2014. This cover provides $50 million of protection per occurrence and in the aggregate for United States all natural perils, Caribbean Wind, Japanese Typhoon and Canadian Earthquake. In the case of multiple catastrophic loss events resulting in recoveries from this cover, a maximum of $50 million is recoverable across all perils.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions. These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax. Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Investors should not rely on the foregoing information when considering investment in the Company. The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.